                                                                     Exhibit 24


                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 2nd day of March, 2004.

                                         /s/ Conrad Black
                                         ---------------------
                                         CONRAD BLACK

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 17th day of February, 2004.

                                         /s/ Blakenham
                                         ---------------------
                                         BLAKENHAM

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 24th day of February, 2004.

                                         /s/ Steven B. Dodge
                                         ---------------------
                                         STEVEN B. DODGE

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 14th day of February, 2004.

                                         /s/ Max M. Fisher
                                         ---------------------
                                         MAX M. FISHER

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 17th day of February, 2004.

                                         /s/ Hartington
                                         ---------------------
                                         Lord Hartington

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 17th day of February, 2004.

                                         /s/ Jeffrey Miro
                                         ---------------------
                                         Jeffrey Miro

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 12th day of February, 2004.

                                         /s/ Sharon Percy Rockefeller
                                         ----------------------------
                                         Sharon Percy Rockefeller

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 11th day of February, 2004.

                                         /s/ Michael I. Sovern
                                         ---------------------
                                         Michael I. Sovern

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 17th day of February, 2004.

                                         /s/ Donald M. Stewart
                                         ---------------------
                                         Donald M. Stewart

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 16th day of February, 2004.

                                         /s/ Robin Woodhead
                                         ---------------------
                                         Robin Woodhead

                               POWER OF ATTORNEY

     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 1st day of March, 2004.

                                         /s/ Robert S. Taubman
                                         ---------------------
                                         Robert S. Taubman